SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549


                               FORM 8-K



                            CURRENT REPORT


                   PURSUANT TO SECTION 13 OR 15(d)
                OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)    July 31, 1995


                       CAPITAL CITIES/ABC, INC.
        (Exact name of registrant as specified in its charter)


        New York                       1-4278                 14-1284013
(State or other jurisdiction    (Commission File Number)   (I.R.S. Employer
    of incorporation)                                     Identification No.)


     77 West 66th Street, New York, N.Y.                      10023
  (Address of principal executive offices)                   (Zip Code)


Registrant's telephone number, including area code   (212) 456-7777


                            Not Applicable
    (Former name or former address, if changed since last report)






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Item 5.           Other Events.

          Capital Cities/ABC, Inc. (the "registrant") and The Walt Disney Company ("Disney") have entered into an Agreement and Plan of Reorganization dated as of July 31, 1995 (the "Reorganization
Agreement"), which is filed herewith as Exhibit 2 and is incorporated herein by reference.

          The registrant and Disney have issued a joint press release announcing the Reorganization Agreement, which is filed herewith as
Exhibit 99.1 and is incorporated herein by reference.

          Concurrently with the execution and delivery of the Reorganization Agreement, Disney entered into a Stock Agreement dated
July 31, 1995, with Berkshire Hathaway Inc. and Thomas S. Murphy, Chairman of the Board and Chief Executive Officer of the registrant, which is filed herewith as Exhibit 99.2 and is incorporated herein by reference.

          The registrant and Disney have also entered into a Programming Agreement dated July 31, 1995, which is filed herewith as
Exhibit 99.3 and is incorporated herein by reference.

          As of August 2, 1995, five purported class action suits have been filed in the Supreme Court of the State of New York, County of New York, against the registrant, the registrant's board of directors and, in four such suits, Disney. The complaints in such suits are filed herewith as Exhibits 99.4, 99.5, 99.6, 99.7 and 99.8 and are incorporated herein by reference. The registrant believes that these suits are without merit and intends to vigorously defend against them.

Item 7.           Financial Statements and Exhibits.

                  (c)  The following exhibits are filed with this report:


     Exhibit Number                          Description

          2                             Agreement and Plan of
                                        Reorganization dated as of
                                        July 31, 1995, between the
                                        registrant and Disney.

        99.1                            Press Release of the registrant
                                        and Disney issued July 31, 1995.

        99.2                            Stock Agreement dated as of
                                        July 31, 1995, among Disney,
                                        Berkshire Hathaway Inc. and
                                        Thomas S. Murphy.

        99.3 Programming Agreement dated as of July 31, 1995, between the registrant and Disney.

        99.4                            Complaint filed in Radwell v.
                                        Bauman, et al., Supreme Court of
                                        the State of New York, County of
                                        New York, Index No. 118835/95,
                                        July 31, 1995.

        99.5                         Complaint filed in Sloan,
                                     et al. v. Murphy, et al.,
                                     Supreme Court of the State of
                                     New York, County of New York,
                                     Index No. 95118838, July 31,
                                     1995.

        99.6                         Complaint filed in Luria, et al.
                                     v. Capital Cities/ABC, Inc.,
                                     et al., Supreme Court of the State of
                                     New York, County of New York,
                                     Index No. 95118961, August 1,
                                     1995.

        99.7                         Complaint filed in Doniger, et al.
                                     v. Capital Cities/ABC, Inc., et al.,
                                     Supreme Court of the State of New
                                     York, County of New York, Index
                                     No. 95118819, July 31, 1995.

        99.8 Complaint filed in Stack v. Capital Cities/ABC, Inc., et al., Supreme Court of the State of New York, County of New York, Index
                                     No. 95118820, July 31, 1995.



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                              SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   CAPITAL CITIES/ABC, INC.



                                   By:   /s/ Ronald J. Doerfler
                                       ---------------------------------
                                       Name:  Ronald J. Doerfler
                                       Title: Senior Vice President and
                                              Chief Financial Officer




Dated: August 3, 1995






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                            EXHIBIT INDEX



     Exhibit Number                        Description

          2                          Agreement and Plan of
                                     Reorganization dated as of July
                                     31, 1995, between the registrant
                                     and Disney.

          99.1                       Press Release of the registrant
                                     and Disney issued July 31, 1995.

          99.2 Stock Agreement dated as of July 31, 1995, among Disney, Berkshire Hathaway Inc. and Thomas S.
                                     Murphy.

          99.3 Programming Agreement dated as of July 31, 1995, between the registrant and Disney.

          99.4                       Complaint filed in Radwell v.
                                     Bauman, et al., Supreme Court of
                                     the State of New York, County of
                                     New York, Index No. 118835/95,
                                     July 31, 1995.

          99.5                       Complaint filed in Sloan, et al.
                                     v. Murphy, et al., Supreme Court
                                     of the State of New York, County
                                     of New York, Index No. 95118838,
                                     July 31, 1995.

          99.6                       Complaint filed in Luria, et al.
                                     v. Capital Cities/ABC, Inc.,
                                     Supreme Court of the State of New
                                     York, County of New York, Index
                                     No. 95118961, August 1, 1995.

          99.7                       Complaint filed in Doniger,
                                     et al. v. Capital Cities/ABC, Inc.,
                                     et al., Supreme Court of the
                                     State of New York, County of New
                                     York, Index No. 95118819, July
                                     31, 1995.

          99.8                       Complaint filed in Stack v.
                                     Capital Cities/ABC, Inc., et al.,
                                     Supreme Court of the State of New
                                     York, County of New York, Index
                                     No. 95118820, July 31, 1995.